UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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CB PHARMA ACQUISITION CORP.
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CB PHARMA ACQUISITION CORP.

2 Gansevoort St., 9th Floor

New York, NY 10014

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 10, 2016

TO THE SHAREHOLDERS OF CB PHARMA ACQUISITION CORP.:

You are cordially invited to attend the extraordinary general meeting (the “extraordinary general meeting”) of shareholders of CB Pharma Acquisition Corp. (“CB Pharma,” “Company,” “we,” “us” or “our”) to be held at 11:00 a.m. EDT on June 10, 2016 at the offices of CB Pharma’s counsel Graubard Miller, 405 Lexington Avenue, New York, New York 10174, for the sole purpose of considering and voting upon the following proposals:

•	a proposal to amend (the “Extension Amendment”) CB Pharma’s amended and restated memorandum and articles of association (the “charter”) to extend the date by which CB Pharma has to consummate a business combination (the “Extension”) to December 12, 2016 (the “Extended Date”);

•	a proposal to amend (the “Conversion Amendment”) CB Pharma’s charter to allow the holders of ordinary shares issued in CB Pharma’s initial public offering (the “IPO”, and such shares sold in the IPO are referred to as the “public shares”) to elect to convert their public shares into their pro rata portion of the funds held in the trust account established at the time of the IPO (the “trust account”) if the Extension is implemented (the “Conversion”), such conversion of shares to be accomplished by means of a repurchase under Cayman Islands law; and

•	a proposal to change CB Pharma’s name from “CB Pharma Acquisition Corp.” to “Origo Acquisition Corporation” (the “Name Change Amendment”).

Each of the Extension Amendment, the Conversion Amendment and the Name Change Amendment is more fully described in the accompanying proxy statement/information statement.

The purpose of the Extension Amendment, Conversion Amendment and Name Change Amendment is to allow CB Pharma more time to complete an initial business combination and to better reflect the Company’s new management (described below) and current search for a business combination target.

CB Pharma’s IPO prospectus and charter provided that CB Pharma had until June 12, 2016 to complete an initial business combination. Since the completion of the IPO, we have been dealing with many of the practical difficulties associated with the identification of an initial business combination target, negotiating business terms with potential targets, conducting related due diligence and obtaining the necessary audited financial statements. Commencing promptly upon completion of our IPO, we began to search for an appropriate business combination target. During the process, we relied on numerous business relationships and contacted investment bankers, private equity funds, consulting firms, and legal and accounting firms. Notwithstanding these efforts, we have been unable to locate a suitable target business. On May 20, 2016, we entered into an agreement (the “Transfer Agreement”) with the holders of the 1,050,000 ordinary shares issued by us prior to the IPO (such shares being referred to as the “initial shares” and the holders of the initial shares (including the transferees described herein) being referred to as the “initial shareholders”) and each of EJF Opportunities, LLC, Stephen B. Pudles, Jose M. Aldeanueva, Jeffrey J. Gutovich Profit Sharing Plan and Barry Rodgers (collectively being referred to as the “investors”) pursuant to which the initial shareholders transferred to the investors the 1,050,000 initial shares held by them. Our directors also (i) appointed Edward J. Fred, Jose M. Aldeanueva, Stephen B. Pudles, Jeffrey J. Gutovich and Barry Rodgers as members of our board of directors and Messrs. Fred and Aldeanueva as Chief Executive Officer and President and Chief Financial Officer, Treasurer and Secretary of CB Pharma, respectively (such new officers and directors collectively referred to herein as the “New Management”), all to take effect upon approval of the Extension Amendment and expiration of the 10-day waiting period from the date of mailing of this proxy statement/information statement to shareholders of record on the record date (such period of time being referred to herein as the “Waiting Period”) and (ii) tendered their resignations to be effective upon approval of the Extension Amendment and expiration of the Waiting Period. Our board of directors believes this change in our management will give our shareholders the best chance to participate in a potential business combination. Therefore, our board has determined that it is in the best interests of our shareholders to extend the date that CB Pharma has to consummate a business combination to the Extended Date in order that the New Management will have sufficient time to propose a business combination opportunity to our shareholders.

CB Pharma estimates that the per-share pro rata portion of the trust account will be approximately $10.21 at the time of the extraordinary general meeting. The closing price of CB Pharma’s ordinary shares on May 25, 2016 was $10.10. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public shareholder receiving approximately $0.11 more than if he sold his shares in the open market. CB Pharma cannot assure shareholders that they will be able to sell their ordinary shares of CB Pharma in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The purpose of the Conversion Amendment is to afford holders of the public shares (the “public shareholders”) at the time of the IPO the right to receive their pro rata portion of the trust account within the timeframe contemplated at the time of our IPO, notwithstanding the Extension.  Accordingly, CB Pharma is offering through the Conversion Amendment the ability for holders of public shares to participate in the Conversion, notwithstanding the Extension and regardless of whether the holder votes for or against the Extension Amendment.  This is consistent with the disclosure contained in, and provided for in, the IPO prospectus. Approval of the Conversion Amendment is a condition to the implementation of the Extension. In order to convert your public shares, however, you must vote in favor of the Conversion Amendment. You are not required to convert your public shares even if you vote in favor of the Conversion Amendment. If any public shareholders so elect, CB Pharma anticipates notifying the trustee promptly after the extraordinary general meeting, which is scheduled for June 10, 2016, to liquidate the trust account in an amount equal to the total pro rata portion of the converted shares.  Any conversion referred to herein shall take effect as a repurchase of shares as a matter of Cayman Islands law.

If the Extension Amendment is approved, the New Management has agreed to contribute to us as a loan $0.20 for each public share that is not converted, or up to an aggregate of approximately $840,000 (the “Contribution”). We will deposit the amount of the Contribution in the trust account. Accordingly, if the Extension Amendment and the Conversion Amendment are approved and the Extension is completed, the conversion amount per share in any subsequent business combination or liquidation will be approximately $10.41 per share, in comparison to the current conversion amount of approximately $10.21 per share if the Extension Amendment and the Conversion Amendment are not approved. The Contribution is conditional upon the implementation of the Extension Amendment and the Conversion Amendment. The Contribution will not occur if the Extension Amendment or the Conversion Amendment is not approved or the Extension is not completed. The amount of the Contribution will not bear interest and will be repayable by us to the New Management upon consummation of an initial business combination.

If the Extension Amendment and Conversion Amendment proposals are not approved, as contemplated by our IPO prospectus and in accordance with our charter, we will automatically wind up, dissolve and liquidate in accordance with our charter.

Subject to the foregoing, the affirmative vote of 66-2/3% of CB Pharma’s outstanding ordinary shares who attend and vote at the extraordinary general meeting for the Extension Amendment, Conversion Amendment and Name Change Amendment proposals will be required to approve the Extension Amendment, the Conversion Amendment and the Name Change Amendment.

The CB Pharma board of directors has fixed the close of business on May 25, 2016 as the date for determining CB Pharma shareholders entitled to receive notice of and vote at the extraordinary general meeting and any adjournment thereof.  Only holders of record of CB Pharma ordinary shares on that date are entitled to have their votes counted at the extraordinary general meeting or any adjournment thereof.

After careful consideration of all relevant factors, CB Pharma’s board of directors has determined that the Extension Amendment, the Conversion Amendment and the Name Change Amendment proposals are fair to and in the best interests of CB Pharma and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them.

Enclosed is the proxy statement/information statement containing detailed information concerning the Extension Amendment, the Conversion Amendment, the Name Change Amendment, the New Management and the extraordinary general meeting.  Whether or not you plan to attend the extraordinary general meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

May 31, 2016	By Order of the Board of Directors

Lindsay A. Rosenwald, M.D.
Co-Chairman of the Board

Your vote is important.  Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the extraordinary general meeting.  If you are a shareholder of record, you may also cast your vote in person at the extraordinary general meeting.  If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the extraordinary general meeting by obtaining a proxy from your brokerage firm or bank.  Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on June 10, 2016: This notice of meeting and the accompany proxy statement are available at http://www.cstproxy.com/cbpharma/sm2016.

CB PHARMA ACQUISITION CORP.

2 Gansevoort St., 9th Floor

New York, NY 10014

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 10, 2016

PROXY STATEMENT

The extraordinary general meeting (the “extraordinary general meeting”) of shareholders of CB Pharma Acquisition Corp. (“CB Pharma,” “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held at 11:00 a.m. EDT on June 10, 2016, at the offices of CB Pharma’s counsel Graubard Miller, 405 Lexington Avenue, New York, New York 10174, for the sole purpose of considering and voting upon the following proposals:

•	a proposal to amend (the “Extension Amendment”) CB Pharma’s amended and restated memorandum and articles of association (the “charter”) to extend the date by which CB Pharma has to consummate a business combination (the “Extension”) to December 12, 2016 (the “Extended Date”);

•	a proposal to amend (the “Conversion Amendment”) CB Pharma’s charter to allow the holders of ordinary shares issued in CB Pharma’s initial public offering (the “IPO”, and such shares sold in the IPO are referred to as the “public shares”) to elect to convert their public shares into their pro rata portion of the funds held in the trust account established at the time of the IPO (the “trust account”) if the Extension is implemented (the “Conversion”); and

•	a proposal to change CB Pharma’s name from “CB Pharma Acquisition Corp.” to “Origo Acquisition Corporation” (the “Name Change Amendment”).

The Extension Amendment, the Conversion Amendment and the Name Change Amendment proposals are essential to the overall implementation of the board of directors’ plan to extend the date that CB Pharma has to complete a business combination.

On May 20, 2016, we entered into an agreement (the “Transfer Agreement”) with the holders of the 1,050,000 ordinary shares issued by us prior to the IPO (such shares being referred to as the “initial shares” and the holders of the initial shares (including the transferees described herein) being referred to as the “initial shareholders”) and each of EJF Opportunities, LLC, Stephen B. Pudles, Jose M. Aldeanueva, Jeffrey J. Gutovich Profit Sharing Plan and Barry Rodgers (collectively being referred to as the “investors”) pursuant to which the initial shareholders transferred to the investors the 1,050,000 initial shares held by them. Our directors also (i) appointed Edward J. Fred, Jose M. Aldeanueva, Stephen B. Pudles, Jeffrey J. Gutovich and Barry Rodgers as members of our board of directors and Messrs. Fred and Aldeanueva as Chief Executive Officer and President and Chief Financial Officer, Treasurer and Secretary of CB Pharma, respectively (such new officers and directors collectively referred to herein as the “New Management”), all to take effect upon approval of the Extension Amendment and expiration of the 10-day waiting period from the date of mailing of this proxy statement/information statement to shareholders of record on the record date (such period of time being referred to herein as the “Waiting Period”) and (ii) tendered their resignations to be effective upon approval of the Extension Amendment and expiration of the Waiting Period. Accordingly, the purpose of the Extension Amendment, the Conversion Amendment and the Name Change Amendment is to allow CB Pharma more time to complete an initial business combination and to better reflect the Company’s New Management and current search for a business combination target.

Approval of the Extension Amendment and the Conversion Amendment is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment and the Conversion Amendment proposals, after taking into account the Conversion.

If the Extension Amendment, the Conversion Amendment and the Name Change Amendment proposals are not approved, we will automatically wind up, liquidate and dissolve starting on June 12, 2016, as contemplated by our IPO prospectus and in accordance with our charter. In connection therewith, holders of our public shares will receive a per-share amount, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us but net of income taxes payable, divided by the number of then outstanding public shares.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to their initial shares. As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to CB Pharma’s rights or warrants, which will expire worthless in the event we wind up.

If the Extension Amendment is approved, the New Management has agreed to contribute to us as a loan $0.20 for each public share that is not converted, or up to an aggregate of approximately $840,000 (the “Contribution”). We will deposit the amount of the Contribution in the trust account. Accordingly, if the Extension Amendment and the Conversion Amendment are approved and the Extension is completed, the conversion amount per share in any subsequent business combination or liquidation will be approximately $10.41 per share, in comparison to the current conversion amount of approximately $10.21 per share if the Extension Amendment and the Conversion Amendment are not approved. The Contribution is a condition to the implementation of the Extension Amendment and the Conversion Amendment. The Contribution will not occur if the Extension Amendment or the Conversion Amendment is not approved or the Extension is not completed. The amount of the Contribution will not bear interest and will be repayable by us to the New Management upon consummation of an initial business combination.

If there is no Extension and Conversion and CB Pharma dissolves and liquidates, Fortress Biotech, Inc., an affiliate of certain of our directors, has agreed that it will be liable to pay debts and obligations to third parties or target businesses that are owed money by us for services rendered or contracted for or products sold to us in excess of the net proceeds of this offering not held in the trust account but only if, and to the extent, that the claims would otherwise reduce the amount in the trust account payable to its public shareholders in the event of a liquidation, and only if such a third party or prospective target business does not execute a waiver. There is no assurance, however, that it will be able to satisfy those obligations. Based on the cash available to CB Pharma outside of its trust account for working capital and CB Pharma’s outstanding expenses owed to all creditors (both those that have signed trust fund waivers and those that have not), it is not anticipated that Fortress Biotech will have any indemnification obligations. Accordingly, regardless of whether an indemnification obligation exists, the per share liquidation price for the public shares is anticipated to be approximately $10.21 per share. Nevertheless, CB Pharma cannot assure you that the per share distribution from the trust account, if CB Pharma liquidates, will not be less than approximately $10.21 due to unforeseen claims of creditors.

If the Extension Amendment, the Conversion Amendment and Name Change Amendment proposals are approved, the approval of the Conversion will constitute consent for CB Pharma to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the converted public shares and (ii) deliver to the holders of such converted public shares their pro rata portion of the Withdrawal Amount.  The remainder of such funds, plus the Contribution, shall remain in the trust account and be available for use by CB Pharma to complete a business combination on or before the Extended Date.  Holders of public shares who do not convert their public shares now, will retain their conversion rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment is approved. At the time the Extension Amendment becomes effective, CB Pharma will also amend the trust account agreement to (i) permit the withdrawal of the Withdrawal Amount from the trust account and (ii) extend the date on which to liquidate the trust account to the Extended Date.

The record date for the extraordinary general meeting is May 25, 2016.  Record holders of CB Pharma ordinary shares at the close of business on the record date are entitled to vote or have their votes cast at the extraordinary general meeting.  On the record date, there were 5,536,000 outstanding ordinary shares of CB Pharma including 4,200,000 outstanding public shares.  CB Pharma’s rights and warrants do not have voting rights.

This proxy statement/information statement contains important information about the extraordinary general meeting and the proposals.  Please read it carefully and vote your shares.

This proxy statement is dated May 31, 2016 and is first being mailed to shareholders on or about that date.

CB PHARMA ACQUISITION CORP.

2 Gansevoort St., 9th Floor

New York, NY 10014

INFORMATION STATEMENT PURSUANT TO SECTION 14(f) OF

THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14f-1 THEREUNDER

NOTICE OF CHANGE IN THE COMPOSITION

OF THE BOARD OF DIRECTORS

This information statement is being furnished to holders of record of the ordinary shares of CB Pharma Acquisition Corp. (“CB Pharma,” “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, at the close of business on May 25, 2016 in accordance with the requirements of Section 14(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14f-1 promulgated under the Exchange Act.

As of May 25, 2016, the Company had issued and outstanding 5,536,000 ordinary shares, the Company’s only class of voting securities that would be entitled to vote for directors at a meeting if one were to be held. Each ordinary share is entitled to one vote.

No vote or other action by the Company’s shareholders is required in response to this information statement. Proxies are not being solicited in respect of the change of directors set forth in this information statement.

On May 20, 2016, we entered into an agreement (the “Transfer Agreement”) with the holders of the 1,050,000 ordinary shares issued by us prior to the IPO (such shares being referred to as the “initial shares” and the holders of the initial shares (including the transferees described herein) being referred to as the “initial shareholders”) and each of EJF Opportunities, LLC, Stephen B. Pudles, Jose M. Aldeanueva, Jeffrey J. Gutovich Profit Sharing Plan and Barry Rodgers (collectively being referred to as the “investors”) pursuant to which the initial shareholders transferred to the investors the 1,050,000 initial shares held by them. Our directors also (i) appointed Edward J. Fred, Jose M. Aldeanueva, Stephen B. Pudles, Jeffrey J. Gutovich and Barry Rodgers as members of our board of directors and Messrs. Fred and Aldeanueva as Chief Executive Officer and President and Chief Financial Officer, Treasurer and Secretary of CB Pharma, respectively (such new officers and directors collectively referred to herein as the “New Management”), all to take effect upon approval of the Extension Amendment and expiration of the 10-day waiting period from the date of mailing of this proxy statement/information statement to shareholders of record on the record date (such period of time being referred to herein as the “Waiting Period”) and (ii) tendered their resignations to be effective upon approval of the Extension Amendment and expiration of the Waiting Period.

As a result of the foregoing, upon approval of the Extension Amendment, the Conversion Amendment and Name Change Amendment proposals and effectuation of the Extension, our entire slate of officers and directors will be newly appointed directors. Please read this information statement carefully. It contains certain biographical and other information concerning the New Management to be in place upon approval of the Extension Amendment, the Conversion Amendment and Name Change Amendment proposals and effectuation of the Extension and expiration of the waiting period.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss.  They do not contain all of the information that may be important to you.  You should read carefully the entire document, including the annexes to this proxy statement.

Q.	Why am I receiving this proxy statement/information statement?	A. CB Pharma is a blank check company formed in August 2014 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In December 2014, CB Pharma consummated its IPO from which it derived gross proceeds of approximately $42,000,000, including proceeds from the partial exercise of the underwriters’ over-allotment option. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of ordinary shares sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, June 12, 2016). The board of directors believes that it is in the best interests of the shareholders to continue CB Pharma’s existence until the Extended Date in order to allow CB Pharma more time to complete a business combination.

Q.	What is being voted on?

A.   You are being asked to vote on:

•     a proposal to amend CB Pharma’s charter to extend the date by which CB Pharma has to consummate a business combination to the Extended Date;

•     a proposal to amend CB Pharma’s charter to allow the holders of public shares to elect to convert their public shares into their pro rata portion of the funds held in the trust account if the Extension is implemented; and

•      a proposal to change CB Pharma’s name from “CB Pharma Acquisition Corp.” to “Origo Acquisition Corporation.”

The Extension Amendment, the Conversion Amendment and Name Change Amendment proposals are essential to the overall implementation of the board of directors’ plan to extend the date that CB Pharma has to complete a business combination. Approval of the Extension Amendment and the Conversion Amendment is a condition to the implementation of the Extension.

If the Extension is implemented, the shareholder’s approval of the Conversion Amendment proposal will constitute consent for CB Pharma to remove the Withdrawal Amount from the trust account, deliver to the holders of such converted public shares the pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account, plus the Contribution, for CB Pharma’s use in connection with consummating a business combination on or before the Extended Date.

We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment and Conversion Amendment proposals, after taking into account the Conversion.

If the Extension Amendment, Conversion Amendment and Name Change Amendment proposals are not approved, we will automatically wind up, liquidate and dissolve starting on June 12, 2016, in accordance with our charter. In connection therewith, holders of our public shares will receive a per-share amount, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us but net of income taxes payable, divided by the number of then outstanding public shares.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to their initial shares.  There will be no distribution from the trust account with respect to our rights or warrants, which will expire worthless in the event we wind up.  CB Pharma will pay the costs of liquidation from its remaining assets outside of the trust account.  If such funds are insufficient, Fortress Biotech has agreed to advance it the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and agreed not to seek repayment of such expenses.

Q.	Why is the Company proposing the Extension Amendment, the Conversion Amendment and Name Change Amendment proposals?

A.  CB Pharma’s charter provides for the return of the IPO proceeds held in trust to the holders of ordinary shares sold in the IPO if there is no qualifying business combination(s) consummated on or before June 12, 2016.  CB Pharma will not be able to complete a business combination by that date.

On May 20, 2016, we entered into the Transfer Agreement pursuant to which the New Management was appointed to our board of directors effective upon approval of the Extension Amendment and expiration of the Waiting Period.

CB Pharma believes the New Management gives the Company a better chance to complete an initial business combination.  Accordingly, CB Pharma’s board of directors is proposing the Extension Amendment to extend CB Pharma’s corporate existence until the Extended Date and to allow for the Conversion.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to convert your public shares, you will retain the right to vote on any proposed business combination when and if one is submitted to shareholders and the right to convert your public shares into a pro rata portion of the trust account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q.	Why should I vote for the Extension Amendment?	A. CB Pharma’s board of directors believes shareholders will benefit from CB Pharma consummating a business combination and is proposing the Extension Amendment to extend the date by which CB Pharma has to complete a business combination until the Extended Date and to allow for the Conversion. The Extension would give CB Pharma and the New Management a longer period of time to locate a potential target business and to complete a business combination.

Furthermore, we are affording shareholders who are not in favor of the Extension the right to convert their public shares into a pro rata portion of the funds held in the trust account in connection with the Extension. This would allow shareholders that are not in favor of the Extension to receive their portion of the trust account when originally contemplated by our IPO prospectus.

As a result, CB Pharma’s board of directors recommend that you vote in favor of the Extension Amendment.

Q.	Should I vote for the Conversion Amendment?

A. Approval of the Conversion Amendment is a condition to the implementation of the Extension Amendment.

Whether a holder of public shares votes in favor of or against the Extension Amendment, the holder may, but is not required to, convert all or a portion of its public shares into the pro rata portion of the trust account represented by the converted shares.  In order to convert your public shares, you must vote in favor of the Conversion Amendment; however, if you vote in favor of the Conversion Amendment, you are not required to convert your public shares. We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment, the Conversion Amendment and Name Change Amendment proposals, after taking into account the Conversion.

Liquidation of the trust account is a fundamental obligation of CB Pharma to the public shareholders and CB Pharma is not proposing and will not propose to change that obligation to the public shareholders.  If holders of public shares do not elect to convert their public shares, such holders shall retain conversion rights in connection with any future business combination CB Pharma proposes.  Assuming the Extension Amendment is approved, CB Pharma will have until the Extended Date to complete a business combination.

CB Pharma’s board of directors recommends that you vote in favor of the Conversion Amendment proposal, but expresses no opinion as to whether you should convert your public shares.

Q.	Should I vote for the Name Change Amendment?

A. The Company is proposing the Name Change Amendment to better reflect the Company’s New Management and current search for a business combination target. The Name Change Amendment proposal will not be presented if the Extension Amendment and Conversion Amendment are not approved.

CB Pharma’s board of directors recommends that you vote in favor of the Name Change Amendment proposal.

Q.	How do the CB Pharma insiders intend to vote their shares?

A.  All of CB Pharma’s directors, executive officers, initial shareholders and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment, Conversion Amendment and Name Change Amendment proposals.

CB Pharma’s directors, executive officers, initial shareholders and their respective affiliates are not entitled to convert the initial shares. With respect to shares purchased on the open market by CB Pharma’s directors, executive officers and their respective affiliates, such public shares may be converted. On the record date, CB Pharma’s directors, executive officers, initial shareholders and their affiliates beneficially owned and were entitled to vote 1,050,000 initial shares and 265,000 ordinary shares included in units they purchased privately in connection with the IPO (the “private units” and the shares included within such private units, the “private shares”), representing approximately 23% of CB Pharma’s issued and outstanding ordinary shares. CB Pharma’s directors, executive officers, initial shareholders and their affiliates did not beneficially own any public shares as of such date.

CB Pharma’s directors, executive officers, initial shareholders and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment. Any public shares held by or subsequently purchased by affiliates of CB Pharma may be voted in favor of the Extension Amendment, the Conversion Amendment and Name Change Amendment proposals.

Q.	Who will run CB Pharma if the Extension Amendment is approved?	A. On May 20, 2016, the Company entered into the Transfer Agreement pursuant to which our board of directors (i) appointed Edward J. Fred, Jose M. Aldeanueva, Stephen B. Pudles, Jeffrey J. Gutovich and Barry Rodgers as members of our board of directors and Messrs. Fred and Aldeanueva as Chief Executive Officer and President and Chief Financial Officer, Treasurer and Secretary of CB Pharma, respectively, all to take effect upon approval of the Extension and expiration of the Waiting Period and (ii) tendered their resignations to take effect upon approval of the Extension and expiration of the Waiting Period. Thereafter, the New Management will continue the Company’s efforts to locate a suitable target business with which to consummate a business combination until the Extended Date.

Q.	What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment is approved?	A. If the Extension Amendment is approved, the New Management has agreed to make the Contribution of $0.20 for each public share that is not converted, or up to an aggregate of approximately $840,000. We will deposit the amount of the Contribution in the trust account. Accordingly, if the Extension Amendment, Conversion Amendment and Name Change Amendment are approved and the Extension is completed, the conversion amount per share in any subsequent business combination or liquidation will be approximately $10.41 per share, in comparison to the current conversion amount of approximately $10.21 per share if the Extension Amendment, Conversion Amendment and Name Change Amendment are not approved. The Contribution is a condition to the implementation of the Extension Amendment and the Conversion Amendment. The Contribution will not occur if the Extension Amendment or the Conversion Amendment is not approved or the Extension is not completed. The amount of the Contribution will not bear interest and will be repayable by us to the New Management upon consummation of an initial business combination.

Q.	What vote is required to adopt the Extension Amendment, Conversion Amendment and Name Change Amendment?

A.  Approval of each of the Extension Amendment, Conversion Amendment and Name Change Amendment will require a special resolution under Cayman Islands law and our charter. A special resolution is a resolution passed by a majority of at least two-thirds of members who, being entitled to do so, vote at the extraordinary general meeting. Approval of the Conversion Amendment is a condition to the implementation of the Extension Amendment. Approval of the Name Change Amendment is not a condition to the implementation of the Extension. If either the Extension Amendment or the Conversion Amendment are not approved, the Name Change Amendment will not be put to a vote at the extraordinary general meeting.

Any holder of public shares that votes in favor of the Conversion Amendment may convert all or a portion of their public shares into their pro rata portion of the trust account.  In order to convert your public shares, you must vote in favor of the Conversion Amendment; however, if you vote in favor of the Conversion Amendment, you are not required to convert your public shares.

Q.	What if I don’t want to vote for the Extension Amendment, Conversion Amendment or Name Change Amendment proposals?	A. If you do not want the Extension Amendment, Conversion Amendment or Name Change Amendment proposals to be approved, you must vote against the proposals. If the Extension Amendment, the Conversion Amendment or the Name Change Amendment proposals are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the converting holders.

Q.	Will you seek any further extensions to liquidate the trust account?	A. Other than the extension until the Extended Date as described in this proxy statement/information statement, CB Pharma does not anticipate seeking any further extension to consummate a business combination. CB Pharma has provided that all holders of public shares, including those who vote against the Extension Amendment, but not those who vote against the Conversion Amendment, may elect to convert their public shares into their pro rata portion of the trust account and should receive the funds shortly after the shareholder meeting which is scheduled for June 10, 2016. Those holders of public shares who elect not to convert their shares now shall retain conversion rights with respect to future business combinations, or, if no future business combination is brought to a vote of the shareholders or if a business combination is not completed for any reason, such holders shall be entitled to the pro rata portion of the trust account on the Extended Date.

Q.	What happens if the Extension Amendment is not approved?	A. If the Extension Amendment is not approved, we will automatically liquidate, wind up and dissolve starting on June 12, 2016 in accordance with our charter. CB Pharma’s initial shareholders waived their rights to participate in any liquidation distribution with respect to their initial shares. There will be no distribution from the trust account with respect to our rights or warrants which will expire worthless in the event we wind up. CB Pharma will pay the costs of liquidation from its remaining assets outside of the trust account, which it believes are sufficient for such purposes. If such funds are insufficient, Fortress Biotech has agreed to advance us the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

Q.	If the Extension Amendment, Conversion Amendment and Name Change Amendment proposals are approved, what happens next?

A.  If the Extension Amendment, Conversion Amendment and Name Change Amendment proposals are approved, New Management will be appointed as directors of the Company and will commence their search for a target business that we can complete a business combination with.

Upon approval of the proposals, CB Pharma will have until the Extended Date to complete a business combination and its name will then be “Origo Acquisition Corporation.” CB Pharma will remain a reporting company under the Securities Exchange Act of 1934 and its units, ordinary shares, rights and warrants will remain publicly traded.

If the Extension Amendment, Conversion Amendment and Name Change Amendment proposals are approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of CB Pharma’s ordinary shares held by CB Pharma’s officers, directors, initial shareholders and their affiliates.

Q.	How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to CB Pharma’s secretary prior to the date of the extraordinary general meeting or by voting in person at the extraordinary general meeting. Attendance at the extraordinary general meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to CB Pharma located at 2 Gansevoort St., 9th Floor, New York, NY 10014, Attn: Corporate Secretary.

Q.	How are votes counted?

A.  Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR,” “AGAINST” and “ABSTAIN” votes.  Each of the Extension Amendment, Conversion Amendment and Name Change Amendment proposals must be approved by a special resolution (requiring at least two-thirds of members who, being entitled to do so, vote at the extraordinary general meeting).

With respect to the Extension Amendment, Conversion Amendment and Name Change Amendment proposals, abstentions and broker non-votes will count towards the quorum for the meeting but not towards the special resolution voting threshold.   If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.  If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items.  Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms.  These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions.  On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q.	If my shares are held in “street name,” will my broker automatically vote them for me?	A. No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q.	What is a quorum requirement?

A.  A quorum of shareholders is necessary to hold a valid meeting.  The presence in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative, of the holders of a majority of the outstanding ordinary shares of CB Pharma constitutes a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the extraordinary general meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement but will not count as votes for the purposes of the voting threshold.  If there is no quorum present within half an hour of the time appointed for the meeting, the meeting shall stand adjourned to the same day in the next week at the same time and place or to such other day, time and place as the directors may determine.

Q.	Who can vote at the extraordinary general meeting?

A.  Only holders of record of CB Pharma’s ordinary shares at the close of business on May 25, 2016 are entitled to have their vote counted at the extraordinary general meeting and any adjournments or postponements thereof.  On this record date, 5,536,000 ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name.  If on the record date your shares were registered directly in your name with CB Pharma’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record.  As a shareholder of record, you may vote in person at the extraordinary general meeting or vote by proxy.  Whether or not you plan to attend the extraordinary general meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.  If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.  You are also invited to attend the extraordinary general meeting.  However, since you are not the shareholder of record, you may not vote your shares in person at the extraordinary general meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	Does the board recommend voting for the approval of the Extension Amendment, the Conversion Amendment and the Name Change Amendment?	A. Yes. After careful consideration of the terms and conditions of these proposals, the board of directors of the Company has determined that the Extension Amendment, the Conversion Amendment and the Name Change Amendment are fair to and in the best interests of CB Pharma and its shareholders. The board of directors recommends that CB Pharma’s shareholders vote “FOR” the Extension Amendment, the Conversion Amendment and the Name Change Amendment.

Q.	What interests do the Company’s current directors and officers have in the approval of the proposals?	A. CB Pharma’s directors, officers, initial shareholders and their affiliates have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of certain securities of the Company and loans by them that will not be repaid or converted into additional securities in the event of our winding up. See the section entitled “The Extension Amendment and Conversion Amendment Proposals—Interests of CB Pharma’s Current Directors and Officers.”

Q.	What if I object to the Extension Amendment, the Conversion Amendment and Name Change Amendment? Do I have appraisal rights?	A. CB Pharma shareholders do not have appraisal rights in connection with the Extension Amendment, the Conversion Amendment or the Name Change Amendment under the Companies Law (2013 Revision) of the Cayman Islands (the “Companies Law”).

Q.	What happens to the CB Pharma rights and warrants if the Extension Amendment is not approved?	A. If the Extension Amendment is not approved, we will automatically wind up, liquidate and dissolve effective starting on June 12, 2016. In such event, your rights and warrants will become worthless.

Q.	What happens to the CB Pharma rights and warrants if the Extension Amendment and Conversion Amendment proposals are approved?	A. If the Extension Amendment, Conversion Amendment and Name Change Amendment proposals are approved, CB Pharma will continue to attempt to consummate a business combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The rights and warrants will remain outstanding in accordance with their terms.

Q.	What do I need to do now?	A. CB Pharma urges you to read carefully and consider the information contained in this proxy statement/information statement, including the annexes, and to consider how the proposals will affect you as a CB Pharma shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement/information statement and on the enclosed proxy card.

Q.	How do I vote?

A.  If you are a holder of record of CB Pharma ordinary shares, you may vote in person at the extraordinary general meeting or by submitting a proxy for the extraordinary general meeting.  Whether or not you plan to attend the extraordinary general meeting in person, we urge you to vote by proxy to ensure your vote is counted.  You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.  You may still attend the extraordinary general meeting and vote in person if you have already voted by proxy.

If your shares of CB Pharma are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account.  You are also invited to attend the extraordinary general meeting.  However, since you are not the shareholder of record, you may not vote your shares in person at the extraordinary general meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	How do I convert my shares of CB Pharma ordinary shares?

A.  If the Extension is implemented, each public shareholder who votes in favor of the Conversion Amendment may seek to convert his public shares for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid, calculated as if they had sought conversion of their shares in connection with any proposed business combination proposal. You will also be able to convert your public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

To demand conversion, you must check the box on the proxy card provided for that purpose and return the proxy card in accordance with the instructions provided, and, at the same time, ensure your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash in connection with a conversion of these shares if you continue to hold them until the effective date of the Extension and Conversion. Any conversion referred to herein shall take effect as a repurchase of shares as a matter of Cayman Islands law.

In connection with tendering your shares for conversion, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote at the extraordinary general meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Q.	What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your CB Pharma shares.

Q.	Who is paying for this proxy solicitation?	A. CB Pharma will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.	Who can help answer my questions?

A.  If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

CB Pharma Acquisition Corp.

2 Gansevoort St., 9th Floor

New York, NY 10014

Attn: Lindsay A. Rosenwald, M.D.

Telephone: (781) 652-4500

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements.  You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words.  You should read statements that contain these words carefully because they:

•	discuss future expectations;

•	contain projections of future results of operations or financial condition; or

•	state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders.  However, there may be events in the future that we are not able to predict accurately or over which we have no control.  The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and CB Pharma’s ability to finance and consummate any proposed business combination following the distribution of funds from the trust account.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to CB Pharma or any person acting on CB Pharma’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.  Except to the extent required by applicable laws and regulations, CB Pharma undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement/information statement or to reflect the occurrence of unanticipated events.

BACKGROUND

CB Pharma

We are a Cayman Islands exempted company incorporated on August 26, 2014 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

In December 2014, we consummated our IPO of 4,200,000 units, including 200,000 units under the underwriters’ over-allotment option, with each unit consisting of one ordinary share, one right to receive one-tenth of one ordinary share upon consummation of a business combination and one warrant to purchase one-half of one ordinary share at a price of $11.50 per full share.  The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $42,000,000.

Prior to our IPO, our initial shareholders purchased an aggregate of 1,050,000 initial shares from us for an aggregate of $25,000, and simultaneously with the consummation of the IPO, the insiders and the underwriters in the IPO purchased an aggregate of 286,000 units (the “private units”), of which our initial shareholders purchased 265,000 private units and the underwriters purchased 21,000 private units, all for an aggregate of $2,860,000.  The net proceeds of the IPO plus the proceeds of the sale of the private units were deposited in the trust account.  As of May 25, 2016, CB Pharma had approximately $42.9 million of cash in the trust account.

The mailing address of CB Pharma principal executive office is 2 Gansevoort St., 9th Floor, New York, NY 10014, and its telephone number is (781) 652-4500.

THE EXTENSION AMENDMENT, CONVERSION AMENDMENT AND NAME CHANGE
AMENDMENT PROPOSALS

The Extension Amendment Proposal

CB Pharma is proposing to amend its charter to extend the date by which CB Pharma has to consummate a business combination to the Extended Date.

The Extension Amendment, the Conversion Amendment and the Name Change Amendment are essential to the overall implementation of the board of directors’ plan to allow CB Pharma more time to complete a business combination. Approval of the Extension Amendment and the Conversion Amendment is a condition to the implementation of the Extension. The Name Change Amendment is not a condition to the implementation of the Extension.

If the Extension Amendment proposal is not approved, we will automatically wind up, dissolve and liquidate starting on June 12, 2016.

The board of directors believes that decisions regarding CB Pharma’s future, such as whether to continue its existence or have its existence terminate, should be determined by CB Pharma’s current shareholders and they should not be bound by the restrictions implemented by the shareholders at the time of the IPO.  The current shareholders should not be prohibited from amending the charter to allow CB Pharma to continue its existence, especially since all holders of public shares are being offered the opportunity to convert their public shares and receive their pro rata portion of the trust account in connection with the approval of the proposals which will occur close in time to June 12, 2016 as contemplated in the IPO prospectus.

If the Extension Amendment is approved, the New Management has agreed to make the Contribution of $0.20 for each public share that is not converted, or up to an aggregate of approximately $840,000. We will deposit the amount of the Contribution in the trust account. Accordingly, if the Extension Amendment, Conversion Amendment and Name Change Amendment are approved and the Extension is completed, the conversion amount per share in any subsequent business combination or liquidation will be approximately $10.41 per share, in comparison to the current conversion amount of approximately $10.21 per share if the Extension Amendment, Conversion Amendment and Name Change Amendment are not approved. The Contribution is a condition to the implementation of the Extension Amendment and the Conversion Amendment. The Contribution will not occur if the Extension Amendment or the Conversion Amendment is not approved or the Extension is not complete.

The Conversion Amendment Proposal

The Conversion Amendment proposal allows the holders of public shares to elect to convert their public shares into their pro rata portion of the funds held in the trust account if the Extension Amendment is approved. The Conversion Amendment proposal will not be presented unless the Extension Amendment is approved. Approval of the Extension Amendment and the Conversion Amendment is a condition to the implementation of the Extension. We will not proceed with the Extension if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment, Conversion Amendment and Name Change Amendment proposals, after taking into account the Conversion.

All holders of CB Pharma’s public shares who vote in favor of the Conversion Amendment, whether they vote for or against the Extension Amendment, are entitled to convert all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extension is implemented.  Voting in favor of the Conversion Amendment does not require you to convert your public shares.  You must, however, vote in favor of the Conversion Amendment in order to convert your public shares.

A public shareholder’s election to convert his public shares shall constitute consent for CB Pharma to remove the Withdrawal Amount from the trust account relating to converted public shares, deliver to the holders of such shares so tendered such pro rata portion of the trust account and leave the remainder of the funds in the trust account until the earlier to occur of (y) the completion of a business combination or (z) the Extended Date.

CB Pharma estimates that the per-share pro rata portion of the trust account will be approximately $10.21 at the time of the extraordinary general meeting. The closing price of CB Pharma’s ordinary shares on May 25, 2016 was $10.10. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public shareholder receiving approximately $0.11 more than if he sold his shares in the open market. CB Pharma cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If the Extension Amendment and Conversion Amendment are approved, the New Management has agreed to make the Contribution of $0.20 for each public share that is not converted, or up to an aggregate of approximately $840,000. We will deposit the amount of the Contribution in the trust account. Accordingly, if the Extension Amendment and the Conversion Amendment are approved and the Extension is completed, the conversion amount per share in any subsequent business combination or liquidation will be approximately $10.41 per share, in comparison to the current conversion amount of approximately $10.21 per share if the Extension Amendment and the Conversion Amendment are not approved. The Contribution is a condition to the implementation of the Extension Amendment and the Conversion Amendment. The amount of the Contribution will not bear interest and will be repayable by us to the New Management upon consummation of an initial business combination.

At the time the Extension Amendment becomes effective, CB Pharma will also amend the trust account agreement to (i) permit the withdrawal of the Withdrawal Amount from the trust account, (ii) allow for the Contribution and (iii) extend the date on which to liquidate the trust account to the Extended Date.

The Name Change Amendment Proposal

CB Pharma is proposing to change the company’s name from “CB Pharma Acquisition Corp.” to “Origo Acquisition Corporation.” This is being proposed in connection with the New Management being appointed as they believe it will assist them in locating a suitable target business with which to complete an initial business combination. Approval of the Name Change Amendment is not a condition to the implementation of the Extension.

Shareholders will not be required to exchange outstanding share certificates for new share certificates if the Name Change Amendment proposal is adopted.

The full text of the Extension Amendment, Conversion Amendment and Name Change Amendment resolutions are set forth in Annex A.

Reasons for the Proposals

CB Pharma’s IPO prospectus and charter provided that CB Pharma had until June 12, 2016 to complete a business combination. CB Pharma and its officers and directors agreed that it would not seek to amend CB Pharma’s charter to allow for a longer period of time to complete a business combination unless it provided dissenting holders of publish shares with the right to seek conversion of their public shares in connection therewith. CB Pharma has determined that it will not be able to consummate a business combination by June 12, 2016. Accordingly, CB Pharma is proposing the Extension Amendment and Conversion Amendment proposals to allow for a longer period of time to complete a business combination and comply with the IPO prospectus.

If the Extension Amendment, Conversion Amendment or Name Change Amendment Proposals Are Not Approved

If the Extension Amendment, Conversion Amendment or Name Change Amendment are not approved, we will automatically wind up, dissolve and liquidate starting on June 12, 2016.

The holders of the initial shares have waived their rights to participate in any liquidation distribution with respect to such initial shares.  There will be no distribution from the trust account with respect to CB Pharma’s rights or warrants which will expire worthless in the event we wind up.  CB Pharma will pay the costs of liquidation from its remaining assets outside of the trust account.  If such funds are insufficient, Fortress Biotech has agreed to advance the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

If the Extension Amendment is not approved, the holders of the public shares will not vote on the Conversion Amendment or the Name Change Amendment, and the trust account will be liquidated as described above. If the Conversion Amendment is not approved, the Company will not effect the Extension and the Contribution will not be made.

If the Extension Amendment, the Conversion Amendment and the Name Change Amendment Are Approved

If the Extension Amendment, the Conversion Amendment and the Name Change Amendment are approved, CB Pharma will file an amendment to the charter to extend the time it has to complete a business combination until the Extended Date and change the company’s name to “Origo Acquisition Corporation.”  CB Pharma will remain a reporting company under the Securities Exchange Act of 1934 and its units, ordinary shares, rights and warrants will remain publicly traded.  CB Pharma will then continue to work to consummate a business combination by the Extended Date under the New Management.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to convert your public shares, you will retain the right to vote on any proposed business combination when and if one is submitted to shareholders and the right to convert your public shares into a pro rata portion of the trust account in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment and Conversion Amendment are approved, the New Management has agreed to make the Contribution of $0.20 for each public share that is not converted, or up to an aggregate of approximately $840,000. We will deposit the amount of the Contribution in the trust account. Accordingly, if the Extension Amendment and the Conversion Amendment are approved and the Extension is completed, the conversion amount per share in any subsequent business combination or liquidation will be approximately $10.41 per share, in comparison to the current conversion amount of approximately $10.21 per share if the Extension Amendment and the Conversion Amendment are not approved. The Contribution is a condition to the implementation of the Extension Amendment and the Conversion Amendment. The amount of the Contribution will not bear interest and will be repayable by us to the New Management upon consummation of an initial business combination.

If the Extension Amendment, Conversion Amendment and Name Change Amendment proposals are approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Conversion will reduce the amount held in the trust account and CB Pharma’s net asset value based on the number of shares that seek conversion.  CB Pharma cannot predict the amount that will remain in the trust account if the Extension Amendment and Conversion Amendment proposals are approved, and the amount remaining in the trust account may be only a small fraction of the approximately $42 million that was in the trust account as of May 31, 2016.  However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment and Conversion Amendment proposals (not including the Contribution).

Conversion Rights

If the Extension Amendment, Conversion Amendment and Name Change Amendment proposals are approved, and the Extension is implemented, each public shareholder who votes in favor of the Conversion Amendment may seek to convert his public shares for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid, calculated as if they had voted against a business combination proposal. You will also be able to convert your public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

To demand conversion, you must check the box on the proxy card provided for that purpose and return the proxy card in accordance with the instructions provided and, at the same time, ensure your bank or broker complies with the requirements identified elsewhere herein, including delivering your shares to the transfer agent prior to the vote on the Extension Amendment, Conversion Amendment and name change amendment. You will only be entitled to receive cash in connection with a conversion of these shares if you continue to hold them until the effective date of the Extension Amendment and Conversion.

In connection with tendering your shares for conversion, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Extension Amendment, Conversion Amendment and Name Change Amendment or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the extraordinary general meeting ensures that a converting holder’s election is irrevocable once the Extension Amendment, the Conversion Amendment and Name Change Amendment are approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the extraordinary general meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to convert may be unable to meet the deadline for tendering their shares before exercising their conversion rights and thus will be unable to convert their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Amendment, Conversion Amendment and Name Change Amendment will not be converted into a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders its shares and decides prior to the vote at the extraordinary general meeting that it does not want to convert its shares, the shareholder may withdraw the tender. If you delivered your shares for conversion to our transfer agent and decide prior to the vote at the extraordinary general meeting not to convert your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public shareholder tenders shares and the Extension Amendment, the Conversion Amendment and Name Change Amendment are not approved or are abandoned, these shares will not be converted and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment, the Conversion Amendment and the Name Change Amendment will not be approved or will be abandoned. The Company anticipates that a public shareholder who tenders shares for conversion in connection with the vote to approve the Extension Amendment, the Conversion Amendment and Name Change Amendment would receive payment of the conversion price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public shareholders that make the election until such shares are converted for cash or returned to such shareholders.

If properly demanded, the Company will convert each public share for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid, calculated as of two days prior to the filing of the amendment to the charter. As of the record date, this would amount to approximately $10.21 per share. The closing price of CB Pharma’s ordinary shares on May 25, 2016 was $10.10. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public shareholder receiving approximately $0.11 more than if he sold his shares in the open market. Additionally, if the Extension Amendment, Conversion Amendment and Name Change Amendment are approved and New Management makes the Contribution, the conversion price for any subsequent business combination or liquidation will be approximately $10.41, or $0.20 per share more than the current conversion price.

If you exercise your conversion rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you vote for the Conversion Amendment, properly demand conversion, and tender your stock certificate(s) to the Company’s transfer agent prior to the vote for the Extension Amendment, Conversion Amendment and Name Change Amendment. If the Extension Amendment, the Conversion Amendment and Name Change Amendment are not approved or if they are abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the meeting as described elsewhere herein.

The Extraordinary general meeting

Date, Time and Place.  The extraordinary general meeting of CB Pharma’s shareholders will be held at 11:00 a.m., EDT on June 10, 2016, at the offices of CB Pharma’s counsel, Graubard Miller, at 405 Lexington Avenue, New York, NY 10174.

Voting Power; Record Date.  You will be entitled to vote or direct votes to be cast at the extraordinary general meeting, if you owned CB Pharma ordinary shares at the close of business on May 25, 2016, the record date for the extraordinary general meeting.  You will have one vote per proposal for each CB Pharma share you owned at that time.  CB Pharma rights and warrants do not carry voting rights.

Votes Required.  Approval of the Extension Amendment, Conversion Amendment and Name Change Amendment proposals will require a special resolution (a resolution passed by a majority of at least two-thirds of members who, being entitled to do so, vote at the extraordinary general meeting).

At the close of business on the record date, there were 5,536,000 outstanding ordinary shares of CB Pharma each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment, Conversion Amendment and Name Change Amendment approved, you must vote against such proposals.  If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid shortly after the shareholder meeting which is scheduled for June 10, 2016, you must vote for the Conversion Amendment and demand conversion of your shares.  Holders of public shares who vote against the Conversion Amendment may not convert their public shares.

Proxies; Board Solicitation.  Your proxy is being solicited by the CB Pharma board of directors on the proposal to approve the Extension Amendment, the Conversion Amendment and the Name Change Amendment being presented to shareholders at the extraordinary general meeting.  No recommendation is being made as to whether you should elect to convert your shares.  Proxies may be solicited in person or by telephone.  If you grant a proxy, you may still revoke your proxy and vote your shares in person at the extraordinary general meeting.

Required Vote

Approval of the Extension Amendment, Conversion Amendment and Name Change Amendment proposals will require a special resolution (a resolution passed by a majority of at least two-thirds of members who, being entitled to do so, vote at the extraordinary general meeting). CB Pharma’s board of directors will abandon the Conversion Amendment and Name Change Amendment if the Extension Amendment is not approved.  In that case, CB Pharma will automatically wind up, liquidate and dissolve starting on June 12, 2016.

All of CB Pharma’s directors, executive officers, initial shareholders and their affiliates, as well as the New Management, are expected to vote all ordinary shares owned by them in favor of the Extension Amendment, the Conversion Amendment and Name Change Amendment.  On the record date, such holders represented approximately 23% of CB Pharma’s issued and outstanding ordinary shares.

In addition, CB Pharma’s directors, executive officers, initial shareholders and their affiliates, as well as New Management, may choose to buy ordinary shares of CB Pharma in the open market and/or through negotiated private purchases.  In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment, Conversion Amendment and Name Change Amendment proposals and elected to convert their shares into a portion of the trust account.  Any ordinary shares of CB Pharma purchased by affiliates will be voted in favor of the Extension Amendment, Conversion Amendment and Name Change Amendment proposals.

Interests of CB Pharma’s Current Directors and Officers and New Management

When you consider the recommendation of the CB Pharma board of directors, you should keep in mind that CB Pharma’s executive officers and directors, including New Management, have interests that may be different from, or in addition to, your interests as a shareholder.  These interests include, among other things:

•	If the Extension Amendment is not approved and we are forced to wind up, dissolve and liquidate by June 12, 2016 as contemplated by our IPO prospectus and in accordance with our charter, the 265,000 private units that were acquired by the initial shareholders simultaneously with the IPO for an aggregate purchase price of $2,650,000 will be worthless. Such units had an aggregate market value of approximately $2,705,650 based on the last sale price of $10.21 per unit on Nasdaq on May 25, 2016;

•	If the Extension Amendment is not approved and we are forced to wind up, dissolve and liquidate by June 12, 2016 as contemplated by our IPO prospectus and in accordance with our charter, the 1,050,000 ordinary shares now held by New Management, which were acquired prior to the IPO by the initial shareholders for an aggregate purchase price of $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares). Such shares had an aggregate market value of approximately $10,605,000 based on the last sale price of $10.10 per share on Nasdaq on May 25, 2016;

•	In connection with the IPO, Fortress Biotech, an initial shareholder and affiliate of members of our board of directors, agreed that it would be liable under certain circumstances to ensure that the proceeds in the trust account were not reduced by the claims of target businesses or vendors or other entities that were owed money by the Company for services rendered, contracted for or products sold to the Company. If the Extension is approved and New Management is appointed, Edward Fred, who will be appointed as Chief Executive Officer and President, has agreed to be responsible for the foregoing obligations and Fortress Biotech would be released from such obligations, effective upon Mr. Fred’s appointment. We cannot assure you that Mr. Fred will be able to satisfy these obligations if he is required to do so as we have not asked him to reserve any funds necessary to satisfy any such obligations;

•	All rights specified in CB Pharma’s charter relating to the right of officers and directors to be indemnified by CB Pharma, and of CB Pharma’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after the Extension. If the Extension is not approved and CB Pharma liquidates, CB Pharma will not be able to perform its obligations to its officers and directors under those provisions;

•	Fortress Biotech has loaned CB Pharma an aggregate of approximately $325,000. The loans are non-interest bearing and are payable at the consummation of a business combination. Fortress Biotech has agreed to convert the loans into additional private units at $10.00 per unit (or 32,500 units) upon consummation of an initial business combination. If the Extension Amendment is not approved, the loans will be forgiven as CB Pharma will not be able to repay them; and

•	CB Pharma’s officers, directors, initial shareholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on CB Pharma’s behalf, such as identifying and investigating possible business targets and business combinations. If CB Pharma fails to obtain the Extension and is forced to wind up, dissolve and liquidate, they will not have any claim against the trust account for reimbursement. Accordingly, CB Pharma will not be able to reimburse these expenses. Although as of the record date, CB Pharma’s officers, directors, initial shareholders and their affiliates had not incurred any unpaid reimbursable expense, they may incur such expenses in the future.

The Board’s Reasons for the Extension Amendment, Conversion Amendment and Name Change Amendment Proposals and Its Recommendation

As discussed above, after careful consideration of all relevant factors, CB Pharma’s board of directors has determined that the Extension Amendment, Conversion Amendment and Name Change Amendment proposals are fair to, and in the best interests of, CB Pharma and its shareholders.  The board of directors has approved and declared advisable adoption of the Extension Amendment, Conversion Amendment and Name Change Amendment proposals, and recommends that you vote “FOR” such adoption.  The board expresses no opinion as to whether you should convert your public shares.

CB Pharma’s IPO prospectus and charter provided that CB Pharma had until June 12, 2016 to complete a business combination. CB Pharma’s IPO prospectus and charter further stated that CB Pharma would not take any action to amend its charter to allow it to survive for a longer period of time unless it provided dissenting shareholders with the opportunity to seek conversion of their shares. Accordingly, CB Pharma is circulating this proxy statement/information statement to satisfy that requirement.

CB Pharma is not asking you to vote on any proposed business combination at this time. If you vote in favor of the Extension Amendment and do not elect to convert your public shares, you will retain the right to vote on any proposed business combination in the future and the right to convert your public shares into a pro rata portion of the trust account in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, CB Pharma’s board of directors determined that the Extension Amendment, Conversion Amendment and Name Change Amendment are fair to and in the best interests of CB Pharma and its shareholders.

The Board of Directors recommends that you vote “FOR” the Extension Amendment, Conversion Amendment and Name Change Amendment proposals.  The Board of Directors expresses no opinion as to whether you should convert your public shares.

INFORMATION ON NEW MANAGEMENT

The following sets forth information regarding (i) the Company’s current officers and directors and (ii) the Company’s officers and directors following the Extension and expiration of the applicable 10-day waiting period described elsewhere herein. Except with respect to the Transfer Agreement, there is no agreement or understanding between the Company and each current or proposed officer or director pursuant to which he was selected as an officer or director.

Name	Age	Current Position	Position Following Change of Control

Lindsay A. Rosenwald, M.D.	60	Co-Chairman of the Board and Chief Executive Officer	None

Michael S. Weiss	49	Co-Chairman of the Board	None

George Avgerinos, Ph.D	61	Chief Operating Officer and Secretary	None

Adam J. Chill	48	Director	None

Arthur Asher Kornbluth, M.D.	56	Director	None

Neil Herskowitz	58	Director	None
Edward J. Fred	57	None	Chief Executive Officer, President and Director
Jose M. Aldeanueva	47	None	Chief Financial Officer, Treasurer, Secretary and Director
Stephen B. Pudles	56	None	Director
Jeffrey J. Gutovich	60	None	Director
Barry Rodgers	77	None	Director

Lindsay A. Rosenwald, M.D., has served as our Co-Chairman of the Board and Chief Executive Officer since our inception. Dr. Rosenwald is a co-founder of Opus Point Partners, LLC, a long-short hedge fund that specializes in life science investments founded in January 2009, and he has served as one of its partners since such time. From 1991 to 2008, he served as the Chairman of Paramount BioCapital, Inc., a private investment banking firm and an SEC- and NASD-registered broker-dealer specializing in private placements of equity and debt securities for publicly-traded and privately-held companies in the biomedical, biopharmaceutical and medical technology industries. He also served as managing member of Paramount Biosciences LLC (and its predecessor, Paramount BioCapital Investments, LLC), an entity engaged in the research, formation and acquisition of seed-stage and distressed life science technologies and companies, identifying and evaluating a broad spectrum of therapeutic and medical technologies in order to capture innovations with significant commercial potential from 1996 to 2008, and as chairman and chief executive officer of Paramount BioCapital Asset Management, Inc., an asset management firm focused on healthcare and life science companies, from 1994 to 2008. Dr. Rosenwald also served as Chairman of the Board of Paramount Acquisition Corp., a blank check company, from October 2005 until its merger with B.J.K. Inc., a New York corporation doing business as Chem Rx (“Chem Rx”), in October 2007. Chem Rx was unprofitable in the period shortly after the consummation of the business combination, in less than two years stopped complying with its SEC reporting obligations, and in less than three years filed a bankruptcy petition. Dr. Rosenwald has served as the Chairman, President and Chief Executive Officer of Fortress Biotech since December 2013 and has served as a member of its board of directors since October 2009. Dr. Rosenwald received his B.S. in finance from Pennsylvania State University and his M.D. from Temple University School of Medicine.

Michael S. Weiss has served as our Co-Chairman of the Board of Directors since our inception. Michael S. Weiss is a co-founder of Opus Point Partners, LLC which was founded in 2009 and has served as one of its partners since such time. In 1999, Mr. Weiss founded Access Oncology, a cancer focused biotechnology company, which was later acquired by Keryx Biopharmaceuticals, Inc. in 2004. Following the merger, Mr. Weiss remained as Chief Executive Officer of Keryx until 2009. Keryx incurred net losses in each of the years during which Mr. Weiss served as Chief Executive Officer, with a maximum net loss of approximately $90 million. Mr. Weiss began his professional career as a lawyer with Cravath, Swaine & Moore LLP in New York City. In 2011, Mr. Weiss co-founded TG Therapeutics, Inc. (NASDAQ: TGTX), a publicly-traded biotechnology company focused on acquiring, developing and commercializing drugs for the treatment of b-cell malignancies. Mr. Weiss currently serves as TG’s Executive Chairman, Interim CEO and President. Mr. Weiss has served as Executive Vice Chairman, Strategic Development of Fortress since February 2014 and from December 2013 to February 2014 served as Co-Vice Chairman of its board of directors. Mr. Weiss earned his J.D. from Columbia Law School and his B.S. in Finance from The University at Albany.

George C. Avgerinos, Ph.D., has served as our Chief Operating Officer and Secretary since our inception. Dr. Avgerinos has served as Senior Vice President, Biologics Operations of Fortress since June 2013. Dr. Avgerinos joined Fortress from AbbVie Inc., where he had been Vice President, HUMIRA® Manufacturing Sciences and External Partnerships since 1990. In his 23 year career at AbbVie, formerly Abbott Laboratories, formerly BASF Bioresearch Corporation (BASF), Dr. Avgerinos had responsibility for many aspects of Biologics development and operations. These included the HUMIRA®operations franchise, global biologics process and manufacturing sciences, biologics CMC, manufacturing operations, and third party manufacturing. During his tenure, Dr. Avgerinos led and participated in the development of numerous clinical candidates which included the launch of HUMIRA®. He supported expansion of the supply chain to over $9 Billion in annual global sales. Dr. Avgerinos’ efforts on HUMIRA® have been recognized with numerous awards, including the prestigious Abbott’s Chairman’s award in 2011. Dr. Avgerinos started his career at Biogen, Inc. in 1981 and subsequently joined Collaborative Research Inc. while serving as Adjunct Associate Professor of Chemical Engineering at Tufts University. Dr. Avgerinos has authored numerous publications in the area of biotechnology product development and manufacturing and holds a number of product and process patents. Dr. Avgerinos received a B.A. in Biophysics from the University of Connecticut and a Ph.D. in Biochemical Engineering from the Massachusetts Institute of Technology.

Adam J. Chill has served as a member of the Board since November 2014. Mr. Chill is the President of and a Portfolio Manager at Kingsbrook Partners LP, an alternative asset management firm he co-founded in March 2009.  From February 2001 to March 2009, Mr. Chill was a Portfolio Manager and Managing Director at Highbridge Capital Management, LLC, an alternative asset management firm owned by J.P. Morgan Asset Management. At Highbridge, Mr. Chill was responsible for structuring, negotiating and monitoring Highbridge’s portfolio of structured investments in public and private companies worldwide.  From April 2000 to February 2001, Mr. Chill worked at Angelo, Gordon & Co., an alternative asset management firm.  From October 1992 to April 2000, Mr. Chill was a corporate attorney specializing in securities and mergers and acquisitions at Stroock & Stroock & Lavan LLP.  Mr. Chill serves as Vice President and a member of the Executive Committee of the American Friends of Shalva, the Association for Mentally and Physically Challenged Children in Israel. Mr. Chill received his B.A., magna cum laude, from Yeshiva University and his J.D. from Columbia University School of Law, where he was a Harlan Fiske Stone Scholar.

Arthur Asher Kornbluth, M.D. has served as a member of the Board since November 2014. Dr. Kornbluth has been practicing medicine for the past 25 years. Dr. Kornbluth is a Board Certified Gastroenterologist and Clinical Professor of Medicine at Mount Sinai Medical Center and the Icahn School of Medicine at Mount Sinai in New York City, an internationally recognized leading center in the clinical research and management of inflammatory bowel disease. Dr. Kornbluth is an active clinical investigator and practicing clinician, with a large practice specializing in the management of patients with complex inflammatory bowel disease. He has published in peer-reviewed journals regarding the pharmacologic and biologic treatments of inflammatory bowel disease. He is the author of several book chapters regarding the diagnosis and management of inflammatory bowel disease. He is the principal author of the American College of Gastroenterology’s “Ulcerative Colitis Practice Guidelines in Adults” for all three editions. He has taught and lectured throughout the United States and has received numerous awards as a medical educator. He is a member of the American Gastroenterology Association, the American College of Gastroenterology and the Alpha Omega Alpha Honor Medical Society, for which he was selected as both an educator and clinician at the Mount Sinai School of Medicine. He is a member of the Crohn’s and Colitis Foundation of America and has served on the Foundation’s Clinical Research Alliance and on their Clinical Trials Protocol Review Committee. Dr. Kornbluth received his B.S. from Brooklyn College and his M.D. from Downstate Medical Center. He completed his postgraduate training in internal medicine at the Albert Einstein College of Medicine, where he was chosen as chief medical resident. He performed his gastroenterology fellowship at the Mount Sinai Medical Center in New York City.

Neil Herskowitz has served as a member of the Board since November 2014. Mr. Herskowitz has served as the Managing Member of ReGen Partners LLC, an investment fund located in New York, and as the President of its affiliate, Riverside Claims LLC, since June 2004. He serves on the board of directors of TG Therapeutics, Inc., a biopharmaceutical company focused on the acquisition, development and commercialization of novel treatments for cancer and autoimmune diseases, and Starting Point Services for Children, a not-for-profit corporation. Mr. Herskowitz previously served as a director and Audit Committee Chairman of Chelsea Therapeutics, a publicly traded pharmaceutical development company.  Mr. Herskowitz received a B.B.A. in Finance from Bernard M. Baruch College in 1978.

Edward J. Fred brings over 35 years of experience in the executive and financial management of publicly-traded and privately-held companies, including nearly 30 years in the aerospace and defense industry. Mr. Fred retired from CPI Aerostructures, Inc. in March 2014 having been an officer commencing in February 1995 and a director commencing in January 1999. He was CPI’s controller from February 1995 to April 1998, when he was appointed chief financial officer, a position he held until June 2003 and then from January 2004 to May 2004. He was executive vice president from May 2000 until December 2001 and was appointed President in January 2002 and Chief Executive Officer in January 2003 and served in such capacities until he retired. For approximately ten years prior to joining CPI, Mr. Fred served in various positions for the international division of Grumman, where he last held the position of controller. Mr. Fred serves on the Board of Trustees of Island Harvest and is active in The March of Dimes, the Sid Jacobson Community Center, 1 in 9 Breast Cancer Action Coalition - Hewlett House (co-founder of a golf outing that has raised nearly $500,000 for this cause), the Salvation Army, the Coalition Against Child Abuse & Neglect, the Children’s Sports Connection, and The Cradle of Aviation. Mr. Fred holds a Bachelor of Business Administration in Accounting from Dowling College and an Executive MBA from Hofstra University. We believe Mr. Fred is well-qualified to serve as a member of our board of directors due to his business experience and contacts.

Jose Aldeanueva brings 20 years of strategic advisory, mergers and acquisitions, corporate finance and industrial operations experience. Mr. Aldeanueva founded Stone Capital, an independent advisory practice focused on founder-owned growth companies and direct private investments, in 2007. Since its founding, Stone Capital has advised NASDAQ-listed and privately held companies in a broad range of industries such as energy, telecom services, financial services, real estate, private banking, and aviation and aerospace. Prior to Stone Capital, Mr. Aldeanueva held global client responsibilities for the energy sector with HSBC Corporate Investment Banking and Markets in New York from 2005 to 2007. His previous experience includes investment banking roles with Credit Suisse, PaineWebber and Hill Street Capital, as well as industrial operating roles with General Electric. Mr. Aldeanueva holds an MBA from the University of Chicago, a MS in Industrial Engineering from Columbia University, and a BS in Aerospace Engineering from the University of Notre Dame. We believe Mr. Aldeanueva is well-qualified to be a member of our board of directors due to his business experience and contacts.

Stephen Pudles brings over 30 years of executive experience in the aerospace, electronics and defense industries. Mr. Pudles has been retired since 2013. Prior to his retirement, Mr. Pudles served as the Chief Executive Officer of Spectral Response, an electronic contract manufacturing services company that was sold to Hunter Technology in 2014. Prior to this, Mr. Pudles was with API Nanotronics Corp. where he was Chief Executive Officer from April 2008 to June 2011 and a director from November 2008 to June 2011. From 2000 until joining API, Mr. Pudles was employed by OnCore Manufacturing Services LLC (formerly known as Nu Visions Manufacturing LLC) (“OnCore”), where he served as President and CEO from 2002 to 2007, Executive Vice President from 2007 until joining API, and Vice President from 2000 to 2001. OnCore is a contract manufacturer of printed circuit boards and other electronic hardware. Previously, he has held senior management positions with Tanon Manufacturing, Electronic Associates, IEC and Restor Industries. Mr. Pudles has a Masters of Science in management and a Bachelor of Engineering from Stevens Institute of Technology in Hoboken, New Jersey. We believe Mr. Pudles is well-qualified to serve as a member of our board of directors due to his business experience and contacts.

Jeff Gutovich brings over 30 years of entrepreneurial and executive experience that includes financial services, aviation and aerospace buy-out and operations. In February 2004, Mr. Gutovich founded Sentry Financial Services Group, Inc., a Los Angeles-based firm specialized in wealth preservation, tax minimization, and insurance strategies across a broad asset spectrum that includes aviation and aerospace, and has served as its Chief Executive Officer since its founding. Prior to Sentry, Mr. Gutovich co-founded Financial Resources Group, a professional services practice specialized in insurance, retirement and estate planning, employee benefits, and asset management, in 1986. Also in 1986, Mr. Gutovich was a partner in the leverage buyout team that acquired four operating companies from Lear Siegler, a Fortune 500 industrial conglomerate. He served as an executive officer of the new entity, BFM Aerospace Corporation, where he was responsible for corporate human resources and risk management. BFM Aerospace was sold in 1992. Mr. Gutovich began his career in 1975 as a corporate pilot. He currently maintains his commercial pilot credentials and consults with other families that have an interest in aviation related assets or activities. We believe Mr. Gutovich is well-qualified to serve as a member of our board of directors due to his business experience and contacts.

Barry Rodgers brings 50 years of entrepreneurial and executive experience, including over 30 years in the aerospace, defense, and electronics industries.  Mr. Rodgers is the founder of Rodgers Consulting Services, an independent corporate advisory practice he founded in September 2010.  Mr. Rodgers’ aerospace background includes a 20-year career with Lear Siegler, a Fortune 500 industrial conglomerate with a leading aerospace and defense business.  The company was acquired by Forstmann Little & Co in a leveraged buy-out in December 1986.  Prior to the leveraged buy-out, Mr. Rodgers served as Corporate Vice President for all of Lear Siegler’s Electronics and Material Handling Companies from July 1985 until December 1986.  After the leveraged buy-out, he was responsible for managing the companies initially identified as divestitures under Forstmann Little’s ownership that ended in June 1987.  During his career at Lear Siegler, Mr. Rodgers held a variety of engineering and executive roles of increasing responsibility that included work in the field of unmanned aircraft vehicles for the U.S. Air Force and the design and implementation of digital Fly by Wire systems for a variety of military aircraft.  After leaving Lear Siegler in April 1987, Mr. Rodgers was one of three founders of an investments firm, Raebarn Partners, which orchestrated a leveraged buy-out of a number of Lear Siegler businesses to form BFM Aerospace in November 1987.  He served as Chairman and Chief Executive Officer of BFM Aerospace from its formation in November 1987 until its sale was completed in October 1992.  Following the sale of BFM Aerospace, Mr. Rodgers founded Medox in April 1993, a medical equipment company that was sold to its Japanese partners in June 1995. Mr. Rodgers earned a ME from UCLA   and an MSc from Cranfield Institute of Technology in the UK.  During 1995, he became a Member of the Board of Trustees of Chapman University in Orange, California.  In April 1997, he and his wife founded the Rodgers Center for Holocaust Education at Chapman University.  We believe Mr. Rodgers is well-qualified to serve as a member of our board of directors due to his business experience and contacts.

Director Independence and Board Committees

Upon appointment of New Management, Messrs. Fred, Aldeanueva, Pudles, Gutovich and Rodgers will be appointed to the Board of Directors. The Company believes that each of Messrs. Pudles, Gutovich and Rodgers will be considered independent at such time.

Family Relationships

There are no family relationships among the Company’s existing or incoming directors.

Involvement in Certain Legal Proceedings

During the past ten years, no current or incoming director of the Company has:

(1) Petitioned for bankruptcy under the federal bankruptcy laws or had a petition under the federal bankruptcy laws or any state insolvency law filed by or against, or had a receiver, fiscal agent or similar officer appointed by a court, any business of which such person was a general partner or executive officer either at the time of the bankruptcy or proceeding or within two years prior to that time;

(2) Been convicted in a criminal proceeding or is a named subject of any pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Been subject to any order, judgment or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting his involvement the following activities

(a)	Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor brokerage, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing to conduct or practice in connection with such activity;

(b)	Engaging in any type of business practice; or

(c)	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws.

(4) Been subject to any order, judgment or decree, not subsequently reversed, suspended, or vacated, of any federal or state authority barring, suspending, or otherwise limiting for more than 60 days his right to engage in any type of activity described in 3(a) above, or to be associated with persons engaged in any such activity;

(5) Been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated;

(6) Been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated a federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended, or vacated;

(7) Been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or fining, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(a)         Any federal or state securities or commodities law or regulation; or

(b)         Any law or regulation respecting financing institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(c)         Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8) Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act, any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Audit Committee

Effective December 12, 2014, we established an audit committee of the board of directors. Upon the appointment of New Management, the audit committee will consist of Messrs. Pudles, Gutovich and Rodgers each of whom will be an independent director under the Nasdaq’s listing standards. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommend to the board whether the audited financial statements should be included in our Form 10-K;

•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•	discussing with management major risk assessment and risk management policies;

•	monitoring the independence of the independent auditor;

•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•	reviewing and approving all related-party transactions;

•	inquiring and discussing with management our compliance with applicable laws and regulations;

•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•	appointing or replacing the independent auditor;

•	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under Nasdaq listing standards. Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Mr. Pudles qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Nominating Committee

Effective December 12, 2014, we have established a nominating committee of the board of directors. Upon the appointment of New Management, the nominating committee will consist of Messrs. Pudles, Gutovich and Rodgers each of whom will be an independent director under Nasdaq’s listing standards. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the Nominating Committee Charter, generally provide that the persons to be nominated:

•	should have demonstrated notable or significant achievements in business, education or public service;

•	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

Compensation Committee

Effective as of December 12, 2014, we established a compensation committee of the board of directors. Upon the appointment of New Management, the nominating committee will consist of Messrs. Pudles, Gutovich and Rodgers, each of whom will be an independent director under Nasdaq’s listing standards. The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

•	reviewing and approving the compensation of all of our other executive officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•	if required, producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and ten percent stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on copies of such forms received or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the fiscal year ended November 30, 2015, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

Executive Officer and Director Compensation

No executive officer or director has received any cash compensation for services rendered to us. Commencing on the date of the IPO through May 20, 2016, we paid Fortress, an affiliate of certain of our former executive officers and directors, a fee of $10,000 per month for providing us with office space and certain office and secretarial services. However, this arrangement was solely for our benefit and was not intended to provide our executive officers or directors compensation in lieu of a salary. Such agreement was terminated on May 20, 2016. Other than this administrative fee, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our officers or directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors and audit committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Initial Shares

In August 2014, we issued 1,150,000 initial shares to the initial shareholders for an aggregate purchase price of $25,000. The initial shares included an aggregate of up to 150,000 shares subject to compulsory repurchase for an aggregate purchase price of $0.01 to the extent that the underwriters’ over-allotment option in the IPO was not exercised in full or in part, so that the initial shareholders would collectively own 20.0% of the issued and outstanding shares after the IPO (excluding the sale of the private units). Of these shares, 100,000 ordinary shares were repurchased in January 2015 leaving the remaining 1,050,000 initial shares outstanding.

The initial shares are identical to the ordinary shares included in the units sold in the IPO. However, the holders have agreed (A) to vote their initial shares (as well as any shares acquired after the IPO) in favor of any proposed business combination, (B) not to propose, or vote in favor of, an amendment to the charter prior to the consummation of such a business combination unless the Company provides dissenting public shareholders with the opportunity to convert their public shares into the right to receive cash from the trust account in connection with any such vote, (C) not to convert any initial shares (as well as any other shares acquired after the IPO) into the right to receive cash from the trust account in connection with a shareholder vote to approve a proposed initial business combination (or sell any shares they hold to the Company in a tender offer in connection with a proposed initial business combination) or a vote to amend the provisions of the charter and (D) that the initial shares shall not participate in any liquidating distribution upon winding up if a business combination is not consummated. Additionally, the holders agreed not to transfer, assign or sell any of the initial shares (except to certain permitted transferees) until (1) with respect to 50% of the initial shares, the earlier of one year after the date of the consummation of initial business combination and the date on which the closing price of ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after initial business combination and (2) with respect to the remaining 50% of the initial shares, one year after the date of the consummation of initial business combination, or earlier, in either case, if, subsequent to initial business combination, the Company consummates a liquidation, merger, stock exchange or other similar transaction which results in all of shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Promissory Notes

The Company issued a $200,000 principal amount unsecured promissory note to Fortress Biotech. The note was non-interest bearing and became due and payable on the consummation of the IPO. Due to the short-term nature of the note, the fair value of the note approximated the carrying amount. The Company repaid this note on December 18, 2014 from the proceeds received upon closing of the IPO.

Subsequent to the IPO, the Company issued an aggregate of $325,000 convertible promissory notes to Fortress Biotech to evidence loans made by Fortress to the Company. The loans are unsecured, non-interest bearing and payable at the consummation of a business combination. However, Fortress Biotech has agreed that it will convert the entire balance of the notes into additional private units at $10.00 per unit upon consummation of a business combination. If a business combination is not consummated, the notes will not be repaid by the Company and all amounts owed thereunder by the Company will be forgiven except to the extent that the Company had funds available to it outside of its trust account.

Administrative Service Fee

From December 12, 2014 through the date of the Transfer Agreement, the Company paid Fortress Biotech a monthly fee of $10,000 for general and administrative services. As of April 30, 2016, $165,000 was owed to Fortress Biotech under this agreement, which amounts were forgiven in connection with the signing of the Transfer Agreement.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of CB Pharma’s ordinary shares as of the record date by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•	each of our current officers and directors;

•	each of our officers and directors that is expected to hold such offices upon approval of the Extension Amendment and expiration of the Waiting Period;

•	all current officers and directors as a group; and

•	all officers and directors as a group that are expected to hold such offices upon approval of the Extension Amendment and expiration of the Waiting Period.

As of the record date, there were a total of 5,536,000 ordinary shares (including 4,200,000 public shares).  Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Approximate Percentage of Outstanding Shares of Common Stock
Edward J. Fred(2)	520,000	(3)	9.4%
Jose M. Aldeanueva(2)	130,000		2.3%
Stephen B. Pudles(2)	260,000		4.7%
Jeffrey J. Gutovich(2)	130,000	(4)	2.3%
Barry Rodgers(2)	10,000		*
Lindsay A. Rosenwald	265,000	(5)	4.8%
Michael Weiss	0		0%
George Avgerinos	0		0%
Adam J. Chill	0		0%
Arthur A. Kornbluth	0		0%
Neil Herskowitz	0		0%
Polar Securities Inc.(6)	750,000	(7)	13.6%
Davidson Kempner Capital Management LP	350,000		6.3%
All directors and executive officers as a group (six individuals) prior to Extension and appointment of New Management	265,000	(5)	4.8%
All directors and executive officers as a group (five individuals) after Extension and appointment of New Management	1,050,000		19.0%

*	Less than 1%.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o CB Pharma Acquisition Corp., 2 Gansevoort St., 9th Floor, New York, NY 10014.

(2)	The business address of each of the individuals is c/o Broad and Cassell, One Biscayne Tower, 2 South Biscayne Blvd., 21st Floor, Miami, FL 33131.

(3)	Represents shares held by EJF Opportunities, LLC which Mr. Fred controls.

(4)	Represents shares held by the Jeffrey J. Gutovich Profit Sharing Plan which Mr. Gutovich controls.

(5)	Represents ordinary shares included in private units held by Fortress Biotech, Inc. of which Dr. Rosenwald is Chairman, President and Chief Executive Officer and therefore may be deemed to control the voting and disposition of such shares. Does not include shares issuable upon exercise of rights and warrants included in such private units as they may not become exercisable within 60 days. Additionally, does not include 32,500 private units and underlying securities issuable upon conversion of outstanding promissory notes which Fortress Biotech has agreed to convert upon consummation of an initial business combination pursuant to the Transfer Agreement.

(6)	The business address of Polar Securities Inc. is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada. Information derived from a Schedule 13G/A filed on December 22, 2014.

(7)	Includes Ordinary Shares held by North Pole Capital Master Fund, for which Polar Securities Inc. serves as investment manager.

All of the 1,050,000 initial shares issued prior to our IPO are held in escrow with Continental Stock Transfer & Trust Company, as escrow agent, pursuant to an escrow agreement.

SHAREHOLDER PROPOSALS

If the Extension Amendment, Conversion Amendment and Name Change Amendment proposals are approved, CB Pharma’s 2016 general meeting of shareholders will likely be held on or before the Extended Date in connection with any proposed business combination.  If you are a shareholder and you want to include a proposal in the proxy statement for the year 2016 general meeting, you need to provide it to CB Pharma by no later than approximately August 12, 2016.  You should direct any proposals to CB Pharma’s secretary at CB Pharma’s principal office.

If the Extension Amendment, Conversion Amendment and Name Change Amendment proposals are not approved, there will be no general meeting in 2016.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, CB Pharma and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of CB Pharma’s proxy statement/information statement.  Upon written or oral request, CB Pharma will deliver a separate copy of the proxy statement/information statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future.  Shareholders receiving multiple copies of such documents may likewise request that CB Pharma deliver single copies of such documents in the future.  Shareholders may notify CB Pharma of their requests by calling or writing CB Pharma at CB Pharma’s principal executive offices at 2 Gansevoort St., 9th Floor, New York, NY 10014.

WHERE YOU CAN FIND MORE INFORMATION

CB Pharma files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended.  You may read and copy reports, proxy statements and other information filed by CB Pharma with the SEC at its public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1004.  CB Pharma files its reports, proxy statements and other information electronically with the SEC.  You may access information on CB Pharma at the SEC website containing reports, proxy statements and other information at http://www.sec.gov.  This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement.  Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document.  You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment, the Conversion Amendment or Name Change Amendment by contacting us at the following address, telephone number or facsimile number:

CB Pharma Acquisition Corp.

2 Gansevoort St., 9th Floor

New York, NY 10014
Tel: (781) 652-4500

In order to receive timely delivery of the documents in advance of the extraordinary general meeting, you must make your request for information no later than June 1, 2016.

ANNEX A

CB PHARMA ACQUISITION CORP.

(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

Extension Amendment Proposal

It is resolved as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by amending Article 48.4 by deleting the introduction of such section in its entirety and replacing it with the following:

48.4	In the event that the Company does not consummate a Business Combination by December 12, 2016:

Conversion Amendment Proposal

It is resolved as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by adding a new Article 48.12 as follows:

48.12: If the Company seeks to amend this Article 48 prior to the consummation of any Business Combination or the distribution of the Trust Fund (notwithstanding Section 48.1), the Company shall provide holders of Shares issued in the IPO with the opportunity to have such Shares repurchased by the Company for an amount equal to their pro rata share of the Trust Fund in connection with such amendment.

Name Change Amendment Proposal

It is resolved as a special resolution THAT, effective immediately, the name of CB Pharma Acquisition Corp. be changed from “CB Pharma Acquisition Corp.” to “Origo Acquisition Corporation”.

PROXY

CB PHARMA ACQUISITION CORP.

2 Gansevoort St., 9th Floor

New York, NY 10014

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

JUNE 10, 2016

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

CB PHARMA ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON

JUNE 10, 2016

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated May 31, 2016, in connection with the Extraordinary general meeting to be held at 11:00 a.m. EDT on June 10, 2016 at the offices of Graubard Miller, 405 Lexington Avenue, New York, NY 10174, and hereby appoints Lindsay A. Rosenwald and Michael Weiss, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of CB Pharma Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting of Shareholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present.  Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. The full text of the resolutions being proposed are set forth as Annex A of the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS CONSTITUTING THE EXTENSION AMENDMENT, CONVERSION AMENDMENT AND NAME CHANGE AMENDMENT CONSISTING OF PROPOSALS 1, 2 AND 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on June 10, 2016: This notice of meeting and the accompany proxy statement are available at http://www.cstproxy.com/cbpharma/sm2016.

	FOR	AGAINST	ABSTAIN

Proposal 1 –Extension of Corporate Life	☐	☐	☐
Amend CB Pharma’s amended and restated memorandum and articles of association to extend the date that CB Pharma has to consummate a business combination to December 12, 2016.

Proposal 2 – Approve the Conversion	☐	☐	☐
Amend CB Pharma’s amended and restated memorandum and articles of association to allow the holders of ordinary shares issued in CB Pharma’s initial public offering to elect to convert their public shares into their pro rata portion of the funds held in the trust account established at the time of the IPO if the extension is implemented.

Proposal 3 – Approve the Name Change	☐	☐	☐

Amend CB Pharma’s amended and restated memorandum and articles of association to change the name of the company from “CB Pharma Acquisition Corp.” to “Origo Acquisition Corporation” if the extension is implemented.

Only if you vote “FOR” proposal Number 2 and you hold ordinary shares of the Company issued in the Company’s initial public offering, or public shares, may you exercise your conversion rights with respect to all or a portion of your public shares by marking the “Exercise Conversion Right” box below and indicating how many public shares for which you are exercising such conversion rights in the space provided.  If you exercise your conversion rights, then you will be exchanging the indicated number of your public shares for cash and you will no longer own such public shares.  You will only be entitled to receive cash for those public shares if you tender your SHARE certificates representing such converted public shares to the COMPANY’s duly appointed agent PRIOR TO THE VOTE AT SUCH MEETING.

EXERCISE CONVERSION RIGHTS  ☐

CONVERT _____________ PUBLIC SHARES OF THE COMPANY

Dated:	__________________________2016

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon.  If shares are held in the name of more than one person, EACH joint owner should sign.  Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.  Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY.  THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.  THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.